CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accounts receivable - net of allowance for credit losses	$ 296	$ 318
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	99,999,999	99,999,999
Common Stock, Shares, Issued	50,773,337	48,923,903
Common Stock, Shares, Outstanding	50,773,337	48,923,903
Founder Share, No Par Value	$ 0	$ 0
Founder Shares, Authorized	1	1